RIGHT-OF-USE ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
RIGHT-OF-USE ASSETS.
Schedule of net carrying amount of right-of-use assets

	2021	2020
Cost
Balance at beginning of year	$393.4	$341.6
Additions financed with lease obligations	51.8	77.4
Retirement and other	(25.2)	(25.6)
Balance at end of year	420.0	393.4

Accumulated depreciation
Balance at beginning of year	232.3	210.7
Depreciation	43.7	40.2
Retirement and other	(23.7)	(18.6)
Balance at end of year	252.3	232.3

Net carrying amount	$167.7	$161.1